UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 13, 2014
(Date of earliest event reported)

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement material pursuant to Rule 14a14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement material pursuant to Rule 13e-4(c) under the Exchange Act (17 CFE 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

2014 Restricted Stock Award:

On May 13, 2014, the Compensation, Nominating and Corporate Governance Committee (the “Compensation Committee”) of the Board of Directors of Equity LifeStyle Properties, Inc. (referred to herein as “we,” “us,” and “our”) approved the 2014 Restricted Stock Award (the “2014 Award”) pursuant to the authority set forth in our 2014 Equity Incentive Plan. The 2014 Award has a grant date of May 13, 2014 and will vest on December 31, 2014. The 2014 Award grant price will be the stock price at the end of the day on May 13, 2014.

The 2014 Award for each eligible executive officer follows:

Name	Title	Award
Marguerite Nader	President and Chief Executive Officer	24,000 Shares
Paul Seavey	Executive Vice President, Chief Financial Officer and Treasurer	20,000 Shares
Roger Maynard	Executive Vice President - Asset Management	22,666 Shares
Patrick Waite	Executive Vice President - Property Operations	16,000 Shares

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 13, 2014, we held our 2014 Annual Meeting of Stockholders. Stockholders holding 77,877,995 shares of common stock (being the only class of shares entitled to vote at the meeting), or 93.5%, of our 83,324,704 outstanding shares of common stock as of the record date for the meeting, attended the meeting or were represented by proxy. Our stockholders voted on six proposals presented at the meeting, each of which is discussed in more detail in our Proxy Statement on Schedule 14-A. The proposals submitted for a vote and the related results of the stockholders’ votes were as follows:

Proposal No. 1: To elect ten directors to terms expiring in 2015. This proposal received the required affirmative vote of holders of a plurality of the votes cast and the directors were elected.

DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Philip Calian	74,072,504	329,758	3,475,733
David Contis	73,996,786	405,476	3,475,733
Thomas Dobrowski	73,983,706	418,556	3,475,733
Thomas Heneghan	73,755,338	646,924	3,475,733
Marguerite Nader	74,051,897	350,365	3,475,733
Sheli Rosenberg	64,746,959	9,655,303	3,475,733
Howard Walker	73,749,165	653,097	3,475,733
Gary Waterman	73,966,079	436,183	3,475,733
William Young	74,075,663	326,599	3,475,733
Samuel Zell	72,521,995	1,880,267	3,475,733
Proposal No. 2: To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2014. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	77,751,859	120,417	5,719	—

Proposal No. 3: To approve our executive compensation on a non-binding advisory basis. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	73,690,961	690,266	21,035	3,475,733
Proposal No. 4: To ratify certain restricted stock grants previously made to certain directors, executive officers and a consultant. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	73,873,142	510,847	18,273	3,475,733
Proposal No. 5: To approve our 2014 Equity Incentive Plan. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	73,620,086	763,869	18,307	3,475,733

Proposal No. 6: To approve a stockholder proposal regarding a report on political contributions. This proposal did not receive the required affirmative vote of holders of a majority of the votes cast and was not approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	23,919,884	35,445,825	15,036,553	3,475,733

Item 8.01    Other Events

On May 13, 2014, our Board of Directors declared a cash dividend of $0.325 per common share, representing, on an annualized basis, a dividend of $1.30 per common share. The dividend will be paid on July 11, 2014 to stockholders of record on June 27, 2014. Our Board of Directors also declared a dividend of $0.421875 per depositary share (each representing 1/100 of a share of our 6.75% Series C Cumulative Redeemable Perpetual Preferred Stock) (NYSE: ELSPrC), which represents, on an annualized basis, a dividend of $1.6875 per depositary share.  The dividend will be paid on June 30, 2014 to stockholders of record on June 20, 2014.
This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our recent acquisitions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•
our ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and our success in acquiring new customers at our properties (including those that we may acquire);

•	our ability to maintain historical or increase future rental rates and occupancy with respect to properties currently owned or that we may acquire;

•	our ability to retain and attract customers renewing, upgrading and entering right-to-use contracts;

•	our assumptions about rental and home sales markets;

•	our assumptions and guidance concerning 2014 estimated net income, FFO and Normalized FFO;

•	our ability to manage counterparty risk;

•
in the age-qualified properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•
results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single family housing and not manufactured housing;

•	effective integration of recent acquisitions and our estimates regarding the future performance of recent acquisitions;

•	the completion of future transactions in their entirety and, if any, and timing and effective integration with respect thereto;

•	unanticipated costs or unforeseen liabilities associated with recent acquisitions;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the dilutive effects of issuing additional securities;

•	the effect of accounting for the entry of contracts with customers representing a right-to-use the Properties under the Codification Topic “Revenue Recognition;”

•
the outcome of the case currently pending in the California Superior Court for Santa Clara County, Case No. 109CV140751, involving our California Hawaiian manufactured home property including any post-trial proceedings in the trial court or on appeal; and

•	other risks indicated from time to time in our filings with the Securities and Exchange Commission.

These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
Equity LifeStyle Properties, Inc. is a fully integrated owner and operator of lifestyle-oriented properties and owns or has an interest in 379 quality properties in 32 states and British Columbia consisting of 140,333 sites. We are a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
EQUITY LIFESTYLE PROPERTIES, INC.

By:/s/ Paul Seavey
Paul Seavey
Executive Vice President, Chief Financial Officer and Treasurer

Date: May 14, 2014